Exhibit 99.1

Paragon 28 Reports Fourth Quarter and Full Year 2022 Financial Results
and Provides 2023 Financial Guidance

ENGLEWOOD, CO., March 2, 2023 -- Paragon 28, Inc. (NYSE: FNA) (“PARAGON”), a leading medical device company exclusively focused on the foot and ankle orthopedic market, today reported financial results for the quarter and year ended December 31, 2022.

Fourth Quarter and Full Year 2022 Financial Results

•
Consolidated net revenue for the fourth quarter of 2022 was $51.5 million, representing 20.4% and 22.1% reported and constant currency growth, respectively. Consolidated net revenue for the full year 2022 was $181.4 million, representing 23.0% and 24.5% reported and constant currency growth, respectively.
o
U.S. net revenue for the fourth quarter and full year of 2022 was $45.3 million and $158.1 million, respectively, contributing to a 22% growth rate for the year ended 2022.
o
International net revenue for the fourth quarter and full year 2022 was $6.2 million and $23.3 million, respectively, contributing to a 34% reported growth rate and a 47% constant currency growth rate for the year ended 2022.
•
Gross margin for the fourth quarter of 2022 was 82%, consistent with the fourth quarter of 2021 and the third quarter of 2022. Gross margin for the full year of 2022 was 82% compared to 81% for the full year of 2021.
•
Research and development costs and selling, general, and administrative expenses $51.0 million for the fourth quarter of 2022, compared to $40.0 million for the fourth quarter of 2021 and $46.0 million for the third quarter of 2022. Research and development costs and selling, general, and administrative expenses $184.0 million for the full year of 2022, compared to $130.2 million in the full year of 2021.
•
Net loss $38.8 million for the fourth quarter of 2022, compared to net loss $6.2 million for the fourth quarter of 2021 and net loss of $9.7 million for the third quarter 2022. Net loss $67.3 million for the full year of 2022 compared to net loss $13.7 million for the full year of 2021.
•
Adjusted EBITDA ($1.5) million for the fourth quarter of 2022, compared to $0.1 million in the fourth quarter of 2021 and ($2.7) million in the third quarter of 2022. Adjusted EBITDA ($10.7) million for the full year of 2022 compared to $3.1 million for the full year of 2021.

“P28 continued to deliver exceptional revenue growth throughout 2022, including 25% constant currency growth for the full year 2022, driven by our innovative and expanding foot and ankle portfolio in the hands of our best-in-class global commercial team.” said Albert DaCosta, Chairman and Chief Executive Officer. “Also, during 2022, our first full calendar year as a public company, we made significant strategic investments across all aspects of our business, positioning P28 for continued momentum and increased operating leverage into 2023 and beyond.”

2023 Net Revenue Guidance

The Company expects 2023 net revenue to be $214 to $218 million, representing 18% to 20% reported growth compared to 2022.

The Company’s 2023 Revenue Guidance assumes foreign currency translation rates remain consistent with current foreign currency translation rates.

Webcast and Conference Call Information

Paragon 28 will host a conference call to discuss Fourth Quarter 2022 financial results on Thursday, March 2, 2023, at 2:30 p.m. Mountain Time / 4:30 p.m. Eastern Time. Investors interested in listening to the conference call may do so by dialing (844)-200-6205 for domestic callers or (929)-526-1599 for international callers, using conference ID: 798665. Live audio of the webcast will be available on the “Investors” section of the company’s website at ir.paragon28.com. The webcast will be archived and available for replay for at least 90 days after the event.

About Paragon 28, Inc.

Based in Englewood, Colo., Paragon 28, is a leading medical device company exclusively focused on the foot and ankle orthopedic market and is dedicated to improving patient lives. From the onset, Paragon 28® has provided innovative orthopedic solutions, procedural approaches and instrumentation that cover a wide range of foot and ankle ailments including fracture fixation, forefoot, ankle, progressive collapsing foot deformity (PCFD) or flatfoot, charcot foot and orthobiologics. The company designs products with both the patient and surgeon in mind, with the goal of improving outcomes, reducing ailment recurrence and complication rates, and making the procedures simpler, consistent, and reproducible.

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Paragon 28’s potential to shape a better future for foot and ankle patients and its estimated net revenue for full year 2023. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are only predictions based on our current expectations, estimates, and assumptions, valid only as of the date they are made, and subject to risks and uncertainties, some of which we are not currently aware. Forward‐looking statements should not be read as a guarantee of future performance or results and may not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward‐looking statements are based on Paragon 28’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward‐looking statements as a result of these risks and uncertainties. These risks and uncertainties are described more fully in the section titled “Risk Factors” in Paragon 28’s filings with the Securities and Exchange Commission (the “SEC”), including Paragon 28’s annual report on Form 10-K filed with the SEC on March 2, 2023. Paragon 28 does not undertake any obligation to update forward‐looking statements and expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward‐looking statements contained herein. These forward-looking statements should not be relied upon as representing Paragon 28’s views as of any date subsequent to the date of this press release. Paragon 28’s results for the quarter and twelve-month period ended December 31, 2022 are not necessarily indicative of our operating results for any future periods.

Use of Non-GAAP Financial Measures and Their Limitations

In addition to our results and measures of performance determined in accordance with U.S. GAAP presented in this press release, we believe that certain non-GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans and making strategic decisions.

Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes.

We believe that Adjusted EBITDA, together with a reconciliation to net income, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these potential limitations include:

•
other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures;

•
although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements;

•
Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilutive impact of stock-based compensation; and

•
Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur.

Additionally, we report revenue growth on a constant-currency basis in order to facilitate period-to-period comparisons of results without regard to the impact of fluctuating foreign currency exchange rates. The term foreign currency exchange rates refers to the exchange rates used to translate the company's operating results for all countries where the functional currency is not the U.S. dollar into U.S. dollars. Because we are a global company, foreign currency exchange rates used for translation may have a significant effect on our reported results. References to revenue growth on a constant-currency basis means without the impact of foreign currency exchange rate fluctuations.

The company believes disclosure of constant-currency revenue growth rates is helpful to investors because it facilitates period-to-period comparisons. However, constant-currency revenue growth rates are non-GAAP financial measures and are not meant to be considered as an alternative or substitute for comparable measures prepared in accordance with GAAP. Constant-currency growth has no standardized meaning prescribed by GAAP and should be read in conjunction with the our consolidated financial statements prepared in accordance with GAAP. We calculate constant-currency growth rates by translating local currency amounts in the current period at actual foreign exchange rates for the prior period.

Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial measures.

Investor Contact:

Matt Brinckman

Senior Vice President, Strategy and Investor Relations

mbrinckman@paragon28.com

PARAGON 28, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands)

	As of December 31,
	2022	2021
ASSETS
Current assets:
Cash	$38,468	$109,352
Trade receivables	37,687	25,939
Inventories, net	60,948	40,241
Income taxes receivable	615	920
Other current assets	4,658	3,078
Total current assets	142,376	179,530
Property and equipment, net	61,938	32,181
Intangible assets, net	22,387	16,505
Goodwill	25,465	6,329
Deferred income taxes	148	—
Other assets	1,795	—
Total assets	$254,109	$234,545
LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$14,939	$13,028
Accrued expenses	26,807	18,232
Accrued legal settlement	22,000	—
Other current liabilities	3,844	1,929
Current maturities of long-term debt	728	153
Income taxes payable	184	615
Total current liabilities	68,502	33,957
Long-term liabilities:
Long-term debt net, less current maturities	42,182	7,476
Other long-term liabilities	1,628	840
Deferred income taxes	342	78
Income taxes payable	527	—
Total liabilities	113,181	42,351

Stockholders' equity:
Common stock, $0.01 par value, 300,000,000 shares authorized; 78,684,107 and 77,360,806 shares issued, and 77,770,588 and 76,447,287 shares outstanding as of December 31, 2022 and December 31, 2021, respectively	776	763
Additional paid in capital	213,956	197,868
Accumulated deficit	(67,789)	(463)
Accumulated other comprehensive (loss) income	(33)	8
Treasury stock, at cost; 913,519 shares as of December 31, 2022 and December 31, 2021	(5,982)	(5,982)
Total stockholders' equity	140,928	192,194
Total liabilities & stockholders' equity	$254,109	$234,545

PARAGON 28, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
Net revenue	$51,508	$42,774	$181,383	$147,464
Cost of goods sold	9,537	7,815	32,457	28,024
Gross profit	41,971	34,959	148,926	119,440
Operating expenses
Research and development costs	6,550	4,873	24,650	16,128
Selling, general, and administrative	44,466	35,078	159,323	114,087
Legal settlement	27,000	—	27,000	—
Total operating expenses	78,016	39,951	210,973	130,215
Operating loss	(36,045)	(4,992)	(62,047)	(10,775)
Other (expense) income
Other expense	(1,824)	(362)	(1,214)	(486)
Interest expense	(1,264)	(545)	(4,129)	(1,719)
Total other expense	(3,088)	(906)	(5,343)	(2,205)
Loss before income taxes	(39,133)	(5,898)	(67,390)	(12,980)
Income tax (benefit) expense	(370)	276	(64)	713
Net loss	$(38,763)	$(6,174)	$(67,326)	$(13,693)

PARAGON 28, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended December 31,
	2022	2021
Cash flows from operating activities
Net (loss) income	$(67,326)	$(13,693)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	13,728	8,961
Allowance for doubtful accounts	155	1,022
Provision for excess and obsolete inventories	485	2,821
Stock-based compensation	10,365	4,948
Employee stock purchase program	213	—
Amortization of debt issuance costs	599	576
Change in fair value of earnout liabilities	1,280	440
Deferred income taxes	(514)	170
(Gain) loss on disposal of property and equipment	(71)	237
Other	477	31
Changes in other assets and liabilities, net of acquisitions:
Accounts receivable	(12,013)	(6,461)
Inventories	(21,512)	(11,098)
Other assets	(3,012)	(2,468)
Accounts payable	1,895	3,431
Accrued expenses	2,317	7,095
Accrued legal settlement	22,000	—
Income tax receivable/payable	391	671
Other liabilities	1,362	—
Net cash (used in) provided by operating activities	(49,181)	(3,317)
Cash flows from investing activities
Purchase of office building	(18,300)	—
Purchases of property and equipment	(22,813)	(18,296)
Proceeds from sale of property and equipment	897	799
Purchases of intangible assets	(1,973)	(2,993)
Acquisition, net of cash received	(18,504)	(15,000)
Net cash used in investing activities	(60,693)	(35,490)
Cash flows from financing activities
Payments on note payable - related party	—	—
Payments on revolving credit facility	—	—
Proceeds from draw on term loan	20,000	—
Proceeds from issuance of long-term debt	16,000	10,000
Payments on long-term debt	(570)	(6,034)
Payments of debt issuance costs	(732)	(3,139)
Proceeds from issuance of common stock	—	1,001
Proceeds from IPO, net of issuance costs	—	129,384
Proceeds from issuance of Series B capital stock, net of issuance costs	—	—
Payments on treasury stock repurchased	—	(561)
Proceeds from exercise of stock options	5,271	445
Proceeds from employee stock purchase plan	518	—
Payments on earnout liability	(1,000)	—
Net cash provided by financing activities	39,487	131,096
Effect of exchange rate changes on cash	(497)	(438)
Net (decrease) increase in cash	(70,884)	91,851
Cash at beginning of period	109,352	17,501
Cash at end of period	$38,468	$109,352
Supplemental disclosures of cash flow information:
Cash paid for taxes	$1,103	$678
Cash paid for interest	3,073	1,086
Purchase of property and equipment included in accounts payable	3,402	881
Series B convertible preferred stock dividend	—	—

PARAGON 28, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA

(in thousands, unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
Net loss	$(38,763)	$(6,174)	$(67,326)	$(13,693)
Interest expense	1,264	545	4,129	1,719
Income tax (benefit) expense	(370)	276	(64)	713
Depreciation and amortization expense	4,104	2,884	13,728	8,987
Stock based compensation expense	3,313	2,201	10,365	4,948
Employee stock purchase plan expense	113	—	213	—
Change in fair value of earnout liability (1)	1,855	380	1,280	440
Legal Settlement (2)	27,000	—	27,000	—
Adjusted EBITDA	$(1,484)	$112	$(10,675)	$3,114

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(1)
Represents non-cash change in the fair value of earnout liabilities.
(2)
Represents a non-recurring expense to settle the Wright Medical litigation claims

PARAGON 28, INC. AND SUBSIDIARIES

Constant-Currency Revenue Growth

(in thousands, unaudited)

	Three Months Ended December 31,			Years Ended December 31,
	2022	2021	% Increase (Decrease)	2022	2021	% Increase (Decrease)
Total Consolidated Revenues
As Reported	$51,508	$42,774	20.4%	$181,383	$147,464	23.0%
Impact of foreign currency exchange rates	706	—	*	2,149	—	*
Constant-currency net revenues	$52,214	$42,774	22.1%	$183,532	$147,464	24.5%

Total International Revenues
As Reported	$6,184	$4,677	32.2%	$23,278	$17,352	34.2%
Impact of foreign currency exchange rates	706	—	*	2,149	—	*
Constant-currency net revenues	$6,890	$4,677	47.3%	$25,427	$17,352	46.5%

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* Not Meaningful